UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported) December 11, 2008
NOVAVAX, INC.
(Exact name of Registrant as specified in its charter)

Delaware	0-26770	22-2816046
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer Identification
incorporation or organization)		No.)

9920 Belward Campus Drive
Rockville, Maryland		20850
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code: (240) 268-2000
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure
On December 11, 2008, Novavax, Inc. (the “Company”) announced the results from the Phase II human clinical trial in healthy adult subjects of Novavax’s seasonal influenza virus-like particle (VLP) vaccine candidate and will conduct a publicly available conference call to discuss those results.
On December 11, 2008, the Company also posted a presentation to its website reviewing the results of the clinical trial. The Company expects to use the presentation during the conference call and at certain investor meetings.
The press release and presentation contain statements that are “forward-looking statements” subject to the cautionary statement about forward-looking statements set forth therein.
A copy of the press release is furnished as Exhibit 99.1 and a copy of the presentation is furnished as Exhibit 99.2 to this current Report on Form 8-K. The information furnished in this Current Report on Form 8-K and Exhibits 99.1 and 99.2 attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.
Item 9.01. Financial Statements and Exhibits.
     (d) Exhibits

Exhibits	Description

99.1	Press Release of Novavax, Inc., dated December 11, 2008

99.2	Presentation of Novavax, Inc., dated December 11, 2008

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized

Novavax, Inc. (Registrant)
December 11, 2008	By:	/s/ Len Stigliano
		Name:	Len Stigliano
		Title:	Vice President, Treasurer and Chief Financial Officer